UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 26, 2012

Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2012-1

(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2012-1)

RWT Holdings, Inc.

(Sponsor)

RWT Holdings, Inc.

(Exact Name of Sponsor as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.

(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2012-1, Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-159791-05	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330

Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        Other Events

Weintraub Genshlea Chediak Tobin & Tobin and Chapman and Cutler LLP have been retained by Sequoia Residential Funding, Inc. (the “Registrant”) as counsel for the Registrant’s Registration Statement on Form S-3 (Commission File No. 333-159791-01) (the “Shelf Registration Statement”) in connection with various transactions. Legal opinions by Weintraub Genshlea Chediak Tobin & Tobin as to various legal matters to be incorporated into the Shelf Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 23.1. Legal opinions by Chapman and Cutler LLP as to federal income tax matters to be incorporated into the Shelf Registration Statement are attached hereto as Exhibit 8.1 and Exhibit 23.2. These Exhibits are filed in connection with the take-down under the Shelf Registration Statement reflected by the issuance of mortgage pass-through certificates by Sequoia Mortgage Trust 2012-1.

Item 9.01(d).   Financial Statements and Exhibits

5.1	Opinion of Weintraub Genshlea Chediak Tobin & Tobin, dated January 26, 2012, as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated January 26, 2012, as to federal income tax matters.

23.1	Consent of Weintraub Genshlea Chediak Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2012

SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ John H. Isbrandtsen

     John H. Isbrandtsen

     Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

5.1	Opinion of Weintraub Genshlea Chediak Tobin & Tobin, dated January 26, 2012, as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated January 26, 2012, as to federal income tax matters.

23.1	Consent of Weintraub Genshlea Chediak Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)